UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 7, 2020

Date of Report (Date of earliest event reported):

NETLIST, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33170 (Commission File Number)	95-4812784 (IRS Employer Identification Number)

175 Technology Drive, Suite 150

Irvine, California 92618
(Address of principal executive offices)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NLST	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 7, 2020, the Board of Directors of Netlist, Inc. (the “Company”) adopted and approved an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws Amendment”) in order to allow for the appointment of a successor director by the sole director of the Company by power of attorney to ensure continuity of the Board of Directors in the event of certain occurrences with respect to the sole director. The description of the Bylaws Amendment in this Item 5.03 is qualified in its entirety by the text of the Bylaws Amendment incorporated in this Item 5.03 by reference and filed herewith as Exhibit 3.2.

On August 7, 2020 the Company’s stockholders voted to approve an amendment to the Company’s Restated Certificate of Incorporation. The information set forth below in Item 5.07 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 7, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) in Irvine, California. At the Annual Meeting, the Company’s stockholders voted on the following three proposals and cast their votes as described below.

1.	Election of Director.

The Company’s stockholders elected one director nominee to the Board of Directors, to serve until the next annual meeting or until his successor is duly elected or appointed and qualified.

Directors	For	Withheld	Broker Non-Votes
Chun K. Hong	77,194,881	19,001,649	50,446,960

2.	Ratification of Appointment of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the appointment of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for fiscal year 2020.

For	Against	Abstain	Broker Non-Votes
137,601,469	4,243,576	4,798,445	—

3.	Approval of an Amendment to the Company’s Restated Certificate of Incorporation to Increase Authorize Shares.

The Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of shares of the Company’s common stock that it is authorized to issue from 300,000,000 to 450,000,000.

For	Against	Abstain	Broker Non-Votes
93,239,558	51,886,807	1,517,125	—

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Netlist, Inc.

3.2	Amendment to Amended and Restated Bylaws of Netlist, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLIST, INC.

Date: August 10, 2020	By:	/s/ Gail M. Sasaki
Gail M. Sasaki
Vice President and Chief Financial Officer

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